EXHIBIT 10.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the previously filed Registration Statements on Form F-3 (No 333-117529) and Form S-8 (No 333-110696, 333-100971 and 333-11650) of B.O.S. Better Online Solutions Ltd. ("BOS") of our report dated March 30, 2005, with respect to the consolidated financial statements of B.O.S. Better Online Solutions Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2004.


We also consent to the incorporation by reference to such Registration Statements of our report dated March 14, 2005 with respect to the consolidated financial statements of Surf-Communications Solutions Ltd. included in the abovementioned Annual Report of BOS.


                                               /S/ Kost Forer Gabbay & Kasierer

Tel Aviv, Israel                                 Kost Forer Gabbay & Kasierer
June 27, 2005                                  A Member of Ernst & Young Global